SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

SCIENTIFIC LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547	94-3234458
(Commission File No.)	(IRS Employer Identification No.)

300 Frank H. Ogawa Plaza, Suite 600
Oakland, CA 94612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 444-3500

Item 5. Other Events.

On July 29, 2004, the Board of Directors elected David W. Smith to be the ninth member of the Company’s Board of Directors.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 30, 2004	SCIENTIFIC LEARNING CORPORATION By: /s/ Jane A. Freeman —————————————— Jane A. Freeman Chief Financial Officer